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                                                                      EXHIBIT 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Globix Corporation, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration File Nos. 333-09027, 333-46306, 333-57619, 333-79545 and 333-90203.

Arthur Andersen LLP

New York, New York
December 28, 2000